Exhibit 99.3

Selected Financial Information as Previously Reported and as to be Restated

CONSOLIDATED BALANCE SHEETS

	June 30, 2005
	As Previously Reported	Restatement	As to be Restated
ASSETS
Buildings and improvements, net	$1,431,039	$19,901	$1,450,940
Undeveloped land and construction in progress	133,466	(2,648)	130,818
Accumulated depreciation and amortization	(382,687)	(7,804)	(390,491)
Deferred leasing costs and other related intangibles, net	49,073	(498)	48,575
LIABILITIES AND STOCKHOLDERS’ EQUITY
Rents received in advance, tenant security deposits and deferred revenue	20,734	15,838	36,572
Minority Interests: Common unitholders of the Operating partnership	53,934	(786)	53,148
Additional paid-in capital	522,321	226	522,547
Distributions in excess of earnings	(101,591)	(5,523)	(107,114)
Accumulated net other comprehensive income	804	(804)	—

	March 31, 2005
	As Previously Reported	Restatement	As to be Restated
ASSETS
Buildings and improvements, net	$1,428,069	$19,627	$1,447,696
Undeveloped land and construction in progress	103,388	(2,657)	100,731
Accumulated depreciation and amortization	(373,514)	(7,318)	(380,832)
Deferred leasing costs and other related intangibles, net	49,586	(519)	49,067
LIABILITIES AND STOCKHOLDERS’ EQUITY
Rents received in advance, tenant security deposits and deferred revenue	21,404	16,103	37,507
Minority Interests: Common unitholders of the Operating partnership	56,039	(796)	55,243
Additional paid-in capital	522,233	261	522,494
Distributions in excess of earnings	(85,387)	(5,351)	(90,738)
Accumulated net other comprehensive income	1,084	(1,084)	—

	December 31, 2004
	As Previously Reported	Restatement	As to be Restated
ASSETS
Buildings and improvements, net	$1,445,918	$19,367	$1,465,285
Undeveloped land and construction in progress	96,545	(2,633)	93,912
Accumulated depreciation and amortization	(365,831)	(6,825)	(372,656)
Deferred leasing costs and other related intangibles, net	51,251	(540)	50,711
LIABILITIES AND STOCKHOLDERS’ EQUITY
Rents received in advance, tenant security deposits and deferred revenue	21,605	16,374	37,979
Minority Interests: Common unitholders of the Operating partnership	60,351	(860)	59,491
Additional paid-in capital	515,285	233	515,518
Distributions in excess of earnings	(83,394)	(6,033)	(89,427)
Accumulated net other comprehensive income	345	(345)	—

	September 30, 2004
	As Previously Reported	Restatement	As to be Restated
ASSETS
Buildings and improvements, net	$1,357,626	$17,659	$1,375,285
Undeveloped land and construction in progress	84,218	(2,765)	81,453
Accumulated depreciation and amortization	(353,025)	(6,392)	(359,417)
Deferred leasing costs and other related intangibles, net	39,420	(550)	38,870
LIABILITIES AND STOCKHOLDERS’ EQUITY
Rents received in advance, tenant security deposits and deferred revenue	19,974	14,839	34,813
Minority Interests: Common unitholders of the Operating partnership	61,782	779	61,003
Additional paid-in capital	515,086	(8)	515,078
Distributions in excess of earnings	(71,456)	(7,167)	(78,623)
Accumulated net other comprehensive income	(1,067)	1,067	—

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30, 2004			Nine Months Ended September 30, 2004
	As Previously Reported	Restatement	As to be Restated	As Previously Reported	Restatement	As to be Restated
REVENUES:
Rental income	$49,554	$501	$50,055	$144,389	$1,419	$145,808
EXPENSES:
Interest expense	9,540	(884)	8,656	27,898	(2,879)	25,019
Depreciation and amortization	14,456	436	14,892	42,246	1,226	43,472
OTHER INCOME:
Net settlement payments on interest rate swaps	—	(705)	(705)	—	(2,390)	(2,390)
(Loss) gain on derivative instruments	—	(143)	(143)	—	2,143	2,143
INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	8,234	101	8,335	29,387	2,825	32,212
MINORITY INTERESTS:
Minority interest in earnings of Operating Partnership attributable to continuing operations	(531)	(12)	(543)	(2,484)	(357)	(2,841)
INCOME FROM CONTINUING OPERATIONS	5,266	89	5,355	19,507	2,468	21,975
NET INCOME	11,142	89	11,231	26,549	2,468	29,017
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	10,357	89	10,446	24,194	2,468	26,662
Income from continuing operations per common share—basic	$0.16	$—	$0.16	$0.61	$0.09	$0.70
Income from continuing operations per common share—diluted	$0.16	$—	$0.16	$0.60	$0.09	$0.69
Net income per common share—basic	$0.37	$—	$0.37	$0.86	$0.09	$0.95
Net income per common share—diluted	$0.36	$0.01	$0.37	$0.85	$0.09	$0.94

	Three Months Ended June 30, 2005
	As Previously Reported	Restatement	As to be Restated
REVENUES:
Rental income	$53,461	$536	$53,997
EXPENSES:
Interest expense	9,568	50	9,618
Depreciation and amortization	16,294	465	16,759
OTHER INCOME:
Net settlement receipts on interest rate swaps	—	62	62
Loss on derivative instruments	—	(280)	(280)
INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	2,197	(197)	2,000
MINORITY INTERESTS:
Minority interest in loss of Operating Partnership attributable to continuing operations	206	27	233
INCOME FROM CONTINUING OPERATIONS	1,006	(170)	836
NET INCOME	936	(170)	766
NET LOSS AVAILABLE TO COMMON STOCKHOLDERS	(1,466)	(170)	(1,636)
Loss from continuing operations per common share—basic	$(0.05)	$—	$(0.05)
Loss from continuing operations per common share—diluted	$(0.05)	$—	$(0.05)
Net loss per common share—basic	$(0.05)	$(0.01)	$(0.06)
Net loss per common share—diluted	$(0.05)	$(0.01)	$(0.06)

	Three Months Ended March 31, 2005
	As Previously Reported	Restatement	Reclass: Subsequent Dispositions(1)	As to be Restated and Reclassified
REVENUES:
Rental income	$53,268	$542	$—	$53,810
EXPENSES:
Interest expense	9,622	(162)	—	9,460
Depreciation and amortization	16,237	472	(41)	16,668
OTHER INCOME:
Net settlement payments on interest rate swaps	—	(102)	—	(102)
Gain on derivative instruments	—	644	—	644
INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	12,003	774	114	12,891
MINORITY INTERESTS:
Minority interest in earnings of Operating Partnership attributable to continuing operations	(977)	(92)	(14)	(1,083)
INCOME FROM CONTINUING OPERATIONS	9,629	682	100	10,411
NET INCOME	15,145	682	—	15,827
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	12,743	682	—	13,425
Income from continuing operations per common share—basic	$0.34	$(0.05)	$(0.01)	$0.28
Income from continuing operations per common share—diluted	$0.33	$(0.05)	$—	$0.28
Net income per common share—basic	$0.45	$0.02	$—	$0.47
Net income per common share—diluted	$0.44	$0.03	$—	$0.47

(1)	Includes the discontinued operations that have resulted from the disposition of the five operating properties that were sold subsequent to March 31, 2005. The table above does not reflect all line items from the Consolidated Statement of Operations that were impacted by the reclassification of subsequent dispositions.

	Year Ended December 31, 2004
	As Previously Reported	Restatement	Reclass: Subsequent Dispositions(1)	As to be Restated and Reclassified
REVENUES:
Rental income	$197,981	$1,898	$(3,688)	$196,191
EXPENSES:
Interest expense	37,647	(3,653)	—	33,994
Depreciation and amortization	58,422	1,637	(1,439)	58,620
OTHER INCOME AND EXPENSE:
Net settlement on interest rate swaps	—	(2,893)		(2,893)
Loss on derivative instruments	—	3,099		3,099
INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	37,688	4,120	(1,808)	40,000
MINORITY INTERESTS:
Minority interest in earnings of Operating Partnership attributable to continuing operations	(2,927)	(518)	227	(3,218)
INCOME FROM CONTINUING OPERATIONS	23,982	3,602	(1,581)	26,003
NET INCOME	29,939	3,602	—	33,541
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	26,386	3,602	—	29,988
Income from continuing operations per common share—basic	$0.85	$0.12	$(0.18)	$0.79
Income from continuing operations per common share—diluted	$0.84	$0.13	$(0.18)	$0.79
Net income per common share—basic	$0.93	$0.13	$—	$1.06
Net income per common share—diluted	$0.93	$0.13	$—	$1.06

(1)	Includes the discontinued operations that have resulted from the disposition of the five operating properties that were sold subsequent to December 31, 2004. The table above does not reflect all line items from the Consolidated Statement of Operations that were impacted by the reclassification of subsequent dispositions.